UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 20, 2025

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)

Nevada	001-42388	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11845 W. Olympic Blvd., Ste 1100W #13 Los Angeles, CA 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01. Other Events.

Share Repurchase

On March 20 and 21, 2025, the Company repurchased an aggregate of 45,000 shares of common stock for approximately $171,700. Since March 18, 2025, the Company has repurchased an aggregate of 79,377 shares of common stock for approximately $298,207 under its share repurchase authorization. As of March 24, 2025, the Company has approximately $701,793 remaining under its share repurchase authorization.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 25, 2025	THUMZUP MEDIA CORPORATION

	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer (Principal Executive Officer)

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